SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[   ] PRELIMINARY PROXY STATEMENT

[   ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14A-6(E)(2))

[   ] DEFINITIVE PROXY STATEMENT

[   ] DEFINITIVE ADDITIONAL MATERIALS

[ X ] SOLICITING MATERIAL UNDER RULE 14A-12

                             VANGUARD ADMIRAL FUNDS
                           VANGUARD BOND INDEX FUNDS
                               VANGUARD CMT FUNDS
                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                             VANGUARD CHESTER FUNDS
                      VANGUARD CONVERTIBLE SECURITIES FUND
                             VANGUARD EXPLORER FUND
                             VANGUARD FENWAY FUNDS
                     VANGUARD FIXED INCOME SECURITIES FUNDS
                         VANGUARD FLORIDA TAX-FREE FUND
                             VANGUARD HORIZON FUNDS
                              VANGUARD INDEX FUNDS
                       VANGUARD INSTITUTIONAL INDEX FUNDS
                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                             VANGUARD MALVERN FUNDS
                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                         VANGUARD MONEY MARKET RESERVES
                           VANGUARD MONTGOMERY FUNDS
                          VANGUARD MORGAN GROWTH FUND
                         VANGUARD MUNICIPAL BOND FUNDS
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                        VANGUARD NEW YORK TAX-FREE FUNDS
                          VANGUARD OHIO TAX-FREE FUNDS
                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                          VANGUARD QUANTITATIVE FUNDS
                           VANGUARD SPECIALIZED FUNDS
                              VANGUARD STAR FUNDS
                           VANGUARD TAX-MANAGED FUNDS

                             VANGUARD TREASURY FUND
                         VANGUARD TRUSTEES' EQUITY FUND
                          VANGUARD VALLEY FORGE FUNDS
                       VANGUARD VARIABLE INSURANCE FUNDS
                         VANGUARD WELLESLEY INCOME FUND
                            VANGUARD WELLINGTON FUND
                            VANGUARD WHITEHALL FUNDS
                             VANGUARD WINDSOR FUNDS
                              VANGUARD WORLD FUNDS

         (NAME OF REGISTRANT AS SPECIFIED IN ITS DECLARATION OF TRUST)

(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ X ] NO FEE REQUIRED.
[   ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I) AND 0-11.
      (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
      (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: (5) TOTAL FEE PAID:

[  ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11 (A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
    (1) AMOUNT PREVIOUSLY PAID:
    (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: (3) FILING PARTY; (4) DATE
    FILED:

                                                         [SHIP LOGO VANGUARD(R)]

VANGUARD PROXY INFORMATION

All Vanguard(R) funds will hold a Special Meeting of Shareholders on July 2, 2009, in Scottsdale, Arizona. The funds' trustees are asking shareholders to approve several proposals at the meeting. For the most part, the proposals involve updating and standardizing your funds' investment policies to allow Vanguard to serve your needs most effectively in changing market environments.


In addition, a core part of the proxy statement is a proposal to elect trustees for all Vanguard funds. Eight of the ten nominees are wholly independent of Vanguard management. The only "inside" nominees are John J. Brennan (who served as an officer of Vanguard from 1989 through August 2008) and F. William McNabb III (president and chief executive officer of Vanguard). Seven of the eight independent nominees already serve as Vanguard fund trustees.

                                  --------------------------------------------
                                  KEY DATES FOR THE 2009 PROXY

                                  SEC Filing:             March 6, 2009
                                  Record Date:            April 6, 2009
                                  Proxies mailed:         After April 6, 2009
                                  Meeting Date:           July 2, 2009
                                  --------------------------------------------

Also, shareholders of certain funds are being asked to vote against a proposal submitted by one or more shareholders.

This proxy is considered preliminary prior to SEC approval.

PROPOSALS IN BRIEF
Shareholders of all Vanguard funds are being asked to vote on a number of proposals. Not all proposals apply to each fund. The table shows each proposal and the specific Vanguard funds to which it applies. Only shareholders of record on April 6, 2009, are entitled to vote on a fund's proposals.

VOTES NEEDED TO ELECT TRUSTEES
Shareholders of funds that are part of the same trust will elect their trustees on a joint basis. For each trust, the ten nominees receiving the highest number of affirmative votes cast at the meeting will be elected. A nominee will not be elected, however, if more votes are cast against than for him or her.


VOTES NEEDED FOR PROPOSALS 2, 3, AND 4
Shareholders of each fund will vote separately on each proposal applicable to that fund. For a proposal to pass for a fund, it must be approved by the lesser of (i) shares representing 67% or more of the fund's net assets voted, so long as shares representing more than 50% of the fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the fund's net assets.

PROXY SOLICITATION COSTS
Each fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Computershare Fund Services (CFS) has been engaged to assist in the solicitation process. By voting in a timely fashion, you can help your fund avoid the considerable expense of a second proxy solicitation.

QUORUM
Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that a majority of a fund's shares (or 25% in the case of
  Vanguard Market Neutral Fund) must be represented at the meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The funds will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of any proposals. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.)

------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL                     APPLICABILITY            RECOMMENDED VOTE              REASONING
------------------------------------------------------------------------------------------------------------------------------------
Elect trustees for each     All Vanguard funds        Each fund's board of          If this election is not held, the funds will not
fund.                                                 trustees recommends that      be able to appoint new trustees in case of
                                                      you vote "for" each of the    retirements or resignations.
                                                      nominees.
------------------------------------------------------------------------------------------------------------------------------------
Update and standardize      All Vanguard funds        Each fund's board of          Adopting a uniform set of fundamental policies
fundamental policies for                              trustees recommends that      for all Vanguard funds will greatly simplify
each fund.*                                           you vote "for" Proposal 2.    fund administration and monitoring of compliance
                                                                                    with investment policies and guidelines.
------------------------------------------------------------------------------------------------------------------------------------
Change certain index     o  Dividend Appreciation
funds' diversification      Index Fund                Each fund's board of          As market values of each of these funds' largest
policy.                  o  REIT Index Fund           trustees recommends that      holdings rise and fall, there may be times when
                         o  VVIF-REIT Index Portfolio you vote "for" Proposal 3.    each fund is diversified under legal standards,
                                                                                    and times when it is not. Accordingly,  we want
                                                                                    to carry out each fund's mandate to track its
                                                                                    target index under all circumstances
                                                                                    by  reclassifying  each  fund as  nondiversified
                                                                                    and  eliminating  the  current diversification
                                                                                    status.
------------------------------------------------------------------------------------------------------------------------------------
Institute procedures to     o   500 Index Fund        Each fund's board of          Vanguard has a procedure for regular reporting
prevent holding             o   Emerging Markets      trustees recommends that      to the trustees on portfolio companies whose
investments in companies        Stock Index Fund      you vote "against" Proposal   direct involvement in crimes against humanity or
that, in the judgment of    o   Energy Index Fund     4.                            patterns of egregious abuses of human rights
the Board, substantially    o   Equity Income Fund                                  would warrant engagement or potential
contribute to genocide or   o   European Stock                                      divestment. Adopting the proposal would
crimes against humanity,          Index Fund                                        duplicate the existing procedure and is
the most egregious          o   Explorer Fund                                       therefore opposed by management.
violations of human rights  o   Extended Market
                                  Index Fund
                            o   Global Equity Fund
                            o   Growth Index Fund
                            o   Health Care Fund
                            o   Intermediate-Term
                                  Tax-Exempt Fund
                            o   International Growth
                                  Fund
                            o   LifeStrategy Moderate
                                  Growth Fund
                            o   Mid-Cap Index Fund
                            o   Pacific Stock
                                  Index Fund
                            o   Precious Metals and
                                  Mining Fund
                            o   PRIMECAP Fund
                            o   PRIMECAP Core Fund
                            o   Prime Money Market
                                  Fund
                            o   REIT Index Fund
                            o   Short-Term Bond
                                  Index Fund
                            o   Short-Term Treasury
                                  Fund
                            o   Small-Cap Growth
                                  Index Fund
                            o   STAR Fund
                            o   Tax-Exempt Money Market
                                  Fund
                            o   Total Bond Market
                                  Index Fund
                            o   Total International
                                  Stock Index Fund
                            o   Total Stock Market
                                  Index Fund
                            o   Value Index Fund
                            o   Windsor Fund
------------------------------------------------------------------------------------------------------------------------------------

* Shareholders of each fund will be asked to approve the adoption of a uniform set of fundamental policies that conform to the parameters that Congress and the SEC have established for the prudent regulation of mutual funds. The uniform fundamental policies we are proposing to adopt include only those policies that the Investment Company Act requires to be fundamental. These include policies on borrowing money, purchasing and selling commodities, concentrating investments in a particular industry or group of industries, making loans, purchasing and selling real estate, issuing senior securities, and underwriting securities. This will also result in the elimination of many existing fundamental policies: investing in illiquid securities; investing in a company for the purpose of controlling its management; purchasing securities on margin or selling securities short; investing in oil, gas, or other mineral exploration or development programs; pledging, mortgaging, or hypothecating fund assets;
     purchasing and selling put and call options and warrants; engage in arbitrage; investing in unseasoned companies; investing in assessable securities; investing in securities if certain persons associated with the fund own more than specified amounts of the same security; investing in securities other than municipal securities (applicable only to certain municipal bond funds); engaging in transactions with certain persons associated with the fund (applicable only to one fund); and owning non-tax-exempt securities (applicable only to the state tax-exempt funds).

March 10, 2009


[Salutation/First Name/Middle Name/Last Name/Suffixes]
[Job title]
[Company Name 1]
[Company Name 2]
[Address 1]
[Address 2]
[City, State Zip]

VANGUARD FILES PROXY STATEMENT

Dear Investor:

On March 10, 2009, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:
www.vanguard.com/proxy

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact our Operations Department by phone, 800-950-0053, or e-mail, iam@vanguard.com.

Sincerely,

[signature here]

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group


For more information about Vanguard funds, visit institutional.vanguard.com, or call 800-523-1036, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(C) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Proxy Filing IAM CS e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear Investor:

On March 10, 2009, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your [VGI title], [VGI Contact name], at [VGI contact phone] or [VGI Contact Email].


R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------
We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out


** For more information about Vanguard funds, visit institutional.vanguard.com, or call 800-523-1036, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

** Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.**

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

March 10, 2009

[Salutation/First Name/Middle Name/Last Name/Suffixes]
[Job title]
[Company Name 1]
[Company Name 2]
[Address 1]
[Address 2]
[City, State Zip]

VANGUARD FILES PROXY STATEMENT

Dear Investor:

On March 10, 2009, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:
www.vanguard.com/proxy

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your [VGI title], [VGI Contact name], at [VGI contact phone] or [VGI Contact Email].

Sincerely,

[signature here]

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group


For more information about Vanguard funds, visit institutional.vanguard.com, or call 800-523-1036, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(C) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Proxy filing consultants e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear [preferred name]:

On March 10, 2009, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage our investors to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting their vote.

As always, I'd be happy to discuss any questions about the proxy statement or any matter related to Vanguard investments. Please feel free to contact me.

#VGI_Name#
#VGI_Title#
Phone: #VGI_Phone#, Ext. #VGI_Ext#

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------
We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

** For more information about Vanguard funds, visit institutional.vanguard.com, or call 800-523-1036, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

** Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.**

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Proxy Filing IAM ops e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear Investor:

On March 10, 2009, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact our Operations Department by phone, 800-950-0053, or e-mail, iam@vanguard.com.

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out


** For more information about Vanguard funds, visit institutional.vanguard.com, or call 800-523-1036, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

** Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.**

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Proxy Filing International Chile e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your or your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your Relationship Manager.


#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

This information is intended for investors outside the United States. The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so.

VANGUARD'S INVESTMENT MANAGEMENT SERVICES ARE PROVIDED OUTSIDE OF CHILE. THE PRODUCTS DESCRIBED HEREIN HAVE NOT BEEN REGISTERED (OTHER THAN BY THE CCR), APPROVED OR DISAPPROVED IN CHILE AND ARE NOT REGISTERED IN THE SVS SECURITIES REGISTRY. THE PRODUCTS DESCRIBED HEREIN ARE NOT GOVERNED BY CHILEAN PUBLIC OFFER RULES. THE INFORMATION CONTAINED HEREIN CONSTITUTES AN OFFER MADE ON A ONE-ON-ONE BASIS AND DOES NOT CONSTITUTE A PUBLIC OFFER OF FOREIGN SECURITIES IN CHILE.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy filing IRPS e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear #First Name#:

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your or your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your relationship manager.


#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------
We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy Filing International Non-Chile e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your or your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your Relationship Manager.


#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#


------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

This information is intended for investors outside the United States. The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so.


(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy filing Education Markets Group e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear #First Name#:

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage you to exercise your or your organization's rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

Every shareholder's vote is important. Each fund must achieve a quorum in order for the shareholder meeting to go forward. Every vote counts, so please be sure to vote.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact me.


#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#


------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy Filing FAS broker-dealer e-mail March 10 doc

Subject: Vanguard files proxy statement with SEC

Dear Vanguard Financial Advisor Services Client:

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage all clients to exercise their right concerning the governance of Vanguard funds by reviewing the proxy statement and then casting a vote. We have provided the link above for your reference should your clients have questions regarding the proxy.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your Vanguard Relationship Manager or a Vanguard Financial Advisor Services Representative at 800-997-2798 or intermediaries@vanguard.com.


R. Gregory Barton
Managing Director
Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy filing RIA and Bank Trust Internal Sales e-mail March 10.doc

Subject: Vanguard files proxy statement with SEC

Dear Vanguard Financial Advisor Services Client:

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage all clients to exercise their right concerning the governance of Vanguard funds by reviewing the proxy statement and then casting a vote. We have provided the link above for your reference should your clients have questions regarding the proxy.

Thank you in advance for your  prompt  attention  to the proxy.  If you have any
questions,   please  contact  the  internal  sales  desk  at   800-997-2798   or
intermediaries@vanguard.com.


R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

Proxy Filing RIA and Bank Trust Sales Executive e-mail 3-10.doc

Subject: Vanguard files proxy statement with SEC

Dear Vanguard Financial Advisor Services Client:

Today, Vanguard filed a proxy statement with the SEC. A core part of the proxy statement is a proposal to elect trustees for all Vanguard(R) funds. As the proxy explains, the proposals include updating and standardizing the funds' investment policies to allow Vanguard to serve its clients' needs most effectively.

For more information about the proxy, please go to:

---------------------------------
http://www.vanguard.com/proxy
---------------------------------

The proxy explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009 in Scottsdale, Arizona. Any person or entity that owns shares of a Vanguard fund on the record date, April 6, 2009, may cast a vote, even if that shareholder later sells those shares.

We encourage all clients to exercise their right concerning the governance of Vanguard funds by reviewing the proxy statement and then casting a vote. We have provided the link above for your reference should your clients have questions regarding the proxy.

Thank you in advance for your  prompt  attention  to the proxy.  If you have any
questions,   please   contact   your  Sales   Executive   at   800-997-2798   or
intermediaries@vanguard.com.


R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

 (c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. | Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com